                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 2

            Current report pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                             -------------------

                         Commission File Number 1-13102

        Date of Report (date of earliest event reported): JUNE 30, 1997


                      FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of Registrant as specified in its Charter)



               MARYLAND                              36-3935116
   (State or other jurisdiction of               (I.R.S. Employer
   incorporation or organization)                Identification No.)



            311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                    (Address of principal executive offices)


                                 (312) 344-4300
              (Registrant's telephone number, including area code)

                 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 1997, First Industrial Realty Trust, Inc. and its Subsidiaries ( the "Company"), through First Industrial, L.P. (the "Operating Partnership"), of which the Company is the sole general partner, acquired 12 light industrial properties, two bulk warehouses and one office building (the "Punia Phase I Properties") in New Jersey, totaling 697,778 square feet of gross leasable area (the "Punia Phase I Acquisition"). The Punia Phase I Properties were acquired for approximately $39.2 million which was funded with $36.0 million in cash and the issuance of 107,516 limited partnership units in the Operating Partnership (the "Units") valued at $3.2 million. The $36 million in cash was funded with borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") with a group of banks for which the First National Bank of Chicago and the Union Bank of Switzerland act as agents. The $36.0 million borrowed under the Company's 1996 Unsecured Acquisition Facility currently bears interest at LIBOR plus 1%. The Punia Phase I Properties were acquired from Ethel Road Associates, Gamma Three Associates, Jayeff Associates, RCP Associates, 244 Sheffield Associates, South Broad Company, Suburban Roseland Associates, World's Fair 25 Associates, World's Fair Associates, World's Fair Office Associates, and World's Fair V Associates (together, the "Punia Group"). Prior to the Punia Phase I Acquisition, the Punia Group was not affiliated with the Company, any affiliate of the Company or any director or officer of the Company. Following the Punia Phase I Acquisition, Jeff Punia and Hayden Tiger were appointed Regional Directors.
The Punia Phase I Properties will continue to be used for light industrial, bulk warehouse and office use under the existing lease terms.

     In connection with the Punia Phase I Acquisition, the Company completed negotiations with the Punia Group to acquire an additional 33 properties totaling 1,055,344 square feet of gross leasable area (the "Punia Phase II Properties") and additional parcels of land for approximately $65.9 million (the "Punia Phase II Acquisition"). The Punia Phase II Acquisition will be funded with cash and Units and is scheduled to close by September 30, 1997.
The Punia Phase II Properties will be used for light industrial, bulk warehouse and office use under the existing lease terms.

                             ITEM 5.  OTHER EVENTS

     Since the filing of the Company's Form 8-K/A No. 1 dated February 12, 1997, exclusive of the Punia Phase I Acquisition described above, the Company acquired 20 industrial properties, eight land parcels for future development and one parking lot from unrelated parties during the period February 1, 1997 through July 14, 1997, the closing date of the last industrial property acquired. The combined purchase price for these industrial properties, land parcels and parking lot totaled approximately $71.4 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties, land parcels and parking lot. The 20 industrial properties, eight land parcels and one parking lot acquired are described below and were funded with working capital, the issuance of Units and borrowings under the Company's 1996 Unsecured Acquisition Facility. The Company has continued the pre-acquisition uses of the properties. With respect to the land parcels purchased, the Company intends to develop the land parcels and operate the facilities as industrial rental property.

- On February 20, 1997, the Company purchased a 58,746 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $1.5 million. The property was purchased from Danis Properties Co., Inc.

- On March 17, 1997, the Company purchased two bulk warehouse properties totaling 312,500 square feet in York, Pennsylvania for approximately $8.4 million which was funded with $6.8 million in cash and 58,032 Units valued at $1.6 million in the aggregate. The properties were purchased from Valcor Properties.

- On March 21, 1997, the Company purchased a 179,400 square foot bulk warehouse property located in Taylor, Michigan for approximately $5.1 million. The property was purchased from National Wholesale Drug Company.

- On March 24, 1997, the Company purchased a 162,500 square foot light industrial property located in Mechanicsburg, Pennsylvania. The purchase price for the property was approximately $3.4 million. The property was purchased from Kinney Service Corporation. This property was owner occupied prior to purchase.

- On March 28, 1997, the Company purchased a 84,956 square foot light industrial property located in Buffalo Grove, Illinois. The purchase price for the property was approximately $4.1 million. The property was purchased from Wells Fargo Bank, N.A.

- On March 31, 1997, the Company purchased a 112,082 square foot light industrial property located in New Brighton, Minnesota. The purchase price for the property was approximately $3.2 million. The property was purchased from Lowy Group, Inc. This property was owner occupied prior to purchase.

- On March 31, 1997, the Company purchased a 79,675 square foot light industrial property located in Brooklyn Park, Minnesota. The purchase price for the property was approximately $4.4 million. The property was purchased from Ryan Companies US, Inc. This property was owner occupied prior to purchase.

- On March 31, 1997, the Company purchased a parking lot located in Brooklyn Park, Minnesota. The purchase price for the parking lot was approximately $1.3 million. The parking lot was purchased from Damark International, Inc.

- On April 3, 1997, the Company purchased a 49,190 square foot light industrial property located in Eden Prairie, Minnesota. The purchase price for the property was approximately $2.1 million. The property was purchased from The Prudential Insurance Company of America.

- On April 4, 1997, the Company purchased a 243,000 square foot bulk warehouse property located in Columbus, Ohio for approximately $5.4 million. The property was purchased from PMF Investments, L.L.C. and Walcutt Road LTD.

- On April 15, 1997, the Company purchased a land parcel located in Shakopee, Minnesota for approximately $.8 million. The land parcel was purchased from Valley Green Business Park Limited Partnership.

- On April 28, 1997, the Company purchased a land parcel located in St. Louis, Missouri for approximately $.8 million. The land parcel was purchased from Stitch-Tec Co., Inc.

- On May 9, 1997, the Company purchased a land parcel located in Romulus, Michigan for approximately $.7 million. The land parcel was purchased from Yves Rea.

- On May 29, 1997, the Company purchased a 320,171 square foot bulk warehouse property located in Alsip, Illinois for approximately $8.1 million. The property was purchased from Sammis PCA Partners.

- On May 30, 1997, the Company purchased a land parcel located in Cumberland, Pennsylvania for approximately $.4 million. The land parcel was purchased from Kinney Service Corporation.

- On June 2, 1997, the Company purchased two light industrial properties totaling 92,815 square feet located in West Allis, Wisconsin. The purchase price of the properties was approximately $3.2 million. The properties were purchased from RREEF Mid America Fund III.

- On June 2, 1997, the Company purchased a 178,600 square foot bulk warehouse property located in Mechanicsburg, Pennsylvania for approximately $4.6 million. The property was purchased from Cumberland Partners. This property was owner occupied prior to purchase.

- On June 5, 1997, the Company purchased a 25,150 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from American Paper and Packaging Corporation. This property was owner occupied prior to purchase.

- On June 9, 1997, the Company purchased a land parcel located in Shreveport, Louisiana for approximately $.1 million. The land parcel was purchased from Crow-Shreveport No. 1 Limited Partnership.

- On June 12, 1997, the Company purchased a land parcel located in Lorain County, Ohio for approximately $.7 million. The land parcel was purchased from the Key Trust Company of Ohio, N.A.

- On June 13, 1997, the Company purchased a 25,254 square foot light industrial property located in Green Bay, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from Wisconsin Public Service Corporation. This property was owner occupied prior to purchase.

- On June 20, 1997, the Company purchased a 59,075 square foot light industrial property located in LaGrange, Illinois. The purchase price for the property was approximately $2.5 million. The property was purchased from Chicago Trust Company KATN 1535.

- On June 20, 1997, the Company purchased a land parcel located in Minneapolis, Minnesota for approximately $.8 million which was funded entirely with the issuance of 25,342 Units. The land parcel was purchased from Malcolm Properties, L.L.C.

- On June 26, 1997, the Company purchased a 39,800 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $1.4 million. The property was purchased from Matex, Inc.

- On June 26, 1997, the Company purchased a land parcel located in Brookfield, Wisconsin for approximately $1.0 million. The land parcel was purchased from MLG/JLP Twenty East Limited Partnership.

- On June 30, 1997, the Company purchased a 212,040 square foot light industrial property located in Elk Grove Village, Illinois. The purchase price for the property was approximately $3.1 million. The property was purchased from 2201 Lunt Avenue Venture.

- On July 14, 1997, the Company purchased a 52,402 square foot light industrial property located in Oakland, New Jersey. The purchase price for the property was approximately $2.7 million. The property was purchased from Willinger Bros., Inc. This property was owner occupied prior to purchase.

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements:

                Combined Historical Statements of Revenues and Certain Expenses for the Other 1997 Acquisition Properties - Unaudited.

           * Combined Historical Statements of Revenues and Certain Expenses for the Punia Acquisition Properties and Notes thereto with Independent Accountant's report dated July 30, 1997.

                Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition I Properties and Notes thereto with Independent Accountant's report dated October 13, 1997.

     (b) Pro Forma Financial Information:

                Pro Forma Statement of Operations for the Six Months Ended June 30, 1997.

                Pro Forma Statement of Operations for the Year Ended December 31, 1996.


     (c)  Exhibits.


           Exhibits Number        Description
           ---------------        -----------
                  23              Consent of Coopers & Lybrand L.L.P.
                                  Independent Accountants







                    *Previously Filed

                         INDEX TO FINANCIAL STATEMENTS


                                                         PAGE

OTHER 1997 ACQUISITION PROPERTIES

  Combined Historical Statements of Revenues and
  Certain Expenses for the Other 1997 Acquisition
  Properties for the Six Months Ended June 30, 1997
  and the Year Ended December 31, 1996
  --Unaudited........................................... 6


1997 ACQUISITION I PROPERTIES

   Report of Independent Accountants.................... 7


   Combined Historical Statements of Revenues and
   Certain Expenses for the 1997  Acquisition I
   Properties for the Six Months Ended June 30, 1997
   and for the Year Ended December 31,
   1996................................................. 8

   Notes to Combined Historical Statements of Revenues
   and Certain Expenses................................. 9-10



PRO FORMA FINANCIAL INFORMATION

   Pro Forma Statement of Operations for the Six
   Months Ended June  30, 1997.........................  11

   Notes to Pro Forma Financial Statements.............  12-13

   Pro Forma Statement of Operations for the Year
   Ended December 31, 1996.............................  14-15

   Notes to Pro Forma Financial Statements.............  16-18

                       OTHER 1997 ACQUISITION PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of 11 of the 13 properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") during the period February 1, 1997 through July 14, 1997 ( the "Other 1997 Acquisition Properties"). These statements are exclusive of 15 properties (the "Punia Phase I Properties") acquired by the Company and 33 properties (the "Punia Phase II Properties") contracted to be acquired by the Company (together, the "Punia Acquisition Properties"), which have been audited and are reported on Form 8-K/A No.1, dated June 30, 1997, two properties (the "1997 Acquisition I Properties") acquired by the company which have been audited and are included elsewhere in this Form 8-K/A No. 2, one parking lot, additional parcels of land for future development and seven properties occupied by the previous owner during the period February 1, 1997 through July 14, 1997.

     The Other 1997 Acquisition Properties were acquired for an aggregate purchase price of approximately $31.4 million, have an aggregate gross leaseable area of 1,088,522 square feet and were 98.4% leased as of June 30, 1997. A description of each property is included in Item 5.


                                                            FOR THE SIX             FOR THE
                                                           MONTHS ENDED            YEAR ENDED
                                                           JUNE 30, 1997        DECEMBER 31, 1996
                                                            (UNAUDITED)            (UNAUDITED)
                                                          --------------        -----------------
Revenues:
  Rental Income........................................       $  1,963              $  3,829
  Tenant Recoveries and Other Income...................            617                 1,089
                                                              --------              --------
       Total Revenues..................................          2,580                 4,918
                                                              --------              --------
Expenses:
  Real Estate Taxes....................................            565                 1,131
  Repairs and Maintenance..............................             59                   124
  Property Management..................................             28                    89
  Utilities............................................              9                    27
  Insurance............................................             11                    30
  Other................................................             25                    --
                                                              --------              --------
       Total Expenses..................................            697                 1,401
                                                              --------              --------
  Revenues in Excess of Certain Expenses...............       $  1,883              $  3,517
                                                              ========              ========

                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
  First Industrial Realty Trust, Inc.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition I Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition I Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 2 dated June 30, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1997 Acquisition I Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition I Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                     COOPERS & LYBRAND L.L.P.
Chicago, Illinois
October 13, 1997

                        1997 ACQUISITION  I  PROPERTIES
        COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)




                                                           FOR THE SIX
                                                           MONTHS ENDED            FOR THE
                                                          JUNE 30, 1997           YEAR ENDED
                                                           (UNAUDITED)        DECEMBER 31, 1996
                                                         ---------------     -------------------
Revenues:
  Rental Income.......................................     $   772               $ 1,451
  Tenant Recoveries and Other Income..................         302                   648
                                                           -------               -------
       Total Revenues.................................       1,074                 2,099
                                                           -------               -------
Expenses:
  Real Estate Taxes...................................         244                   490
  Repairs and Maintenance.............................          33                   102
  Property Management.................................          26                    54
  Utilities...........................................           2                     7
  Insurance...........................................           6                    22
  Other...............................................          --                    --
                                                           -------               -------
       Total Expenses.................................         311                   675
                                                           -------               -------
  Revenues in Excess of Certain Expenses..............     $   763               $ 1,424
                                                           =======               =======

    The accompanying notes are an integral part of the financial statements.

                         1997 ACQUISITION I PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1. BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of two properties acquired by First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties").

     The 1997 Acquisition I Properties were acquired for an aggregate purchase price of approximately $13.5 million and were 98.5% leased at June 30, 1997.



                                   SQUARE
                       # OF         FEET               DATE          DATE RENTAL
METROPOLITAN AREA   PROPERTIES   (UNAUDITED)         ACQUIRED     HISTORY COMMENCED
-----------------   -----------------------          --------     -----------------
Columbus, OH         1               243,000       April 4, 1997    January 1, 1996
Chicago, IL          1               320,171       May 29, 1997     January 1, 1996
                    ------------------------
  TOTAL              2               563,171
                    ========================


     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition I Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         1997 ACQUISITION I  PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.   FUTURE RENTAL REVENUES

     The 1997 Acquisition I Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:




                                        1997
                                    Acquisition I
                                      Properties
                                    -------------
              1997                   $   1,526
              1998                       1,373
              1999                         357
              2000                          12
              2001                           -
              Thereafter                     -
                                     ---------
              Total                  $   3,268
                                     =========


     Two tenants represent approximately 60.4% and 12.8% of rental income, respectively, for the year ended December 31, 1996 and 55.3% and 14.4% of the gross leasable area, respectively, at December 31, 1996.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)






                                       First Industrial      1997 Acquisition
                                      Realty Trust, Inc.         Property          Lazarus Burman         Punia Acquisition
                                         (Historical)          (Historical)            Properties             Properties
                                          Note 2 (a)            Note 2 (b)     (Historical) Note 2 (c)  (Historical) Note 2 (d)
                                      ------------------     ----------------  ----------------------- ------------------------
REVENUES:
  Rental Income.......................   $ 74,709                $   20               $ 1,501                   $ 5,354
  Tenant Recoveries and
    Other Income......................     19,925                     5                   374                     1,157
  Interest Income on U.S.
    Government Securities.............      4,157                   ---                   ---                       ---
                                         --------                ------               -------                   -------
       Total Revenues.................     98,791                    25                 1,875                     6,511
                                         --------                ------               -------                   -------
EXPENSES:
  Real Estate Taxes...................     15,647                     4                   396                       983
  Repairs and Maintenance.............      4,286                     1                   119                       267
  Property Management.................      3,519                     1                    59                       124
  Utilities...........................      2,825                     3                    77                       268
  Insurance...........................        276                   ---                    22                        85
  Other...............................        854                   ---                    37                       ---
  General and Administrative..........      2,690                   ---                   ---                       ---
  Interest Expense....................     21,321                   ---                   ---                       ---
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs.............................      1,380                   ---                   ---                       ---
  Depreciation and Other
    Amortization......................     17,712                   ---                   ---                       ---
                                         --------                ------               -------                   -------
       Total Expenses.................     70,510                     9                   710                     1,727
                                         --------                ------               -------                   -------
  Income Before Disposition of
    Interest Rate Protection
    Agreements, Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item............     28,281                    16                 1,165                     4,784
  Disposition of Interest Rate
    Protection Agreements.............      1,430                   ---                   ---                       ---
  Gain on Sales of Properties.........      3,999                   ---                   ---                       ---
                                         --------                ------               -------                   -------
  Income Before Minority Interest
    and Extraordinary Item............     33,710                    16                 1,165                     4,784
  Income Allocated to Minority
    Interest..........................     (1,950)                  ---                   ---                       ---
                                         --------                ------               -------                   -------
  Income Before Extraordinary
    Item..............................     31,760                    16                 1,165                     4,784
                                         --------                ------               -------                   -------
  Preferred Stock Dividends...........     (3,365)                  ---                   ---                       ---
                                         --------                ------               -------                   -------
  Income Before Extraordinary
    Item Available to Common
    Shareholders......................   $ 28,395                $   16               $ 1,165                   $ 4,784
                                         ========                ======               =======                   =======
  Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (30,080,434 as of June 30, 1997)..   $    .94
                                         ========
  Pro Forma Income Before
    Extraordinary Item Per
    Weighted  Average Common
    Share Outstanding (30,080,434
    as of  June 30, 1997, pro forma)..


                                          Other 1997              1997
                                         Acquisition          Acquisition I
                                          Properties           Properties                                First Industrial
                                         (Historical)         (Historical)           Pro Forma          Realty Trust, Inc.
                                          Note 2 (e)           Note 2 (f)       Adjustments Note 2 (g)       Pro Forma
                                         ------------         -------------     ---------------------   --------------------
REVENUES:
  Rental Income.......................   $  1,178              $   550               $   ---                  $83,312
  Tenant Recoveries and
    Other Income......................        482                  236                   ---                   22,179
  Interest Income on U.S.
    Government Securities.............        ---                  ---                   ---                    4,157
                                         --------               ------               -------                  -------
       Total Revenues.................      1,660                  786                   ---                  109,648
                                         --------               ------               -------                  -------
EXPENSES:
  Real Estate Taxes...................        448                  194                   ---                   17,672
  Repairs and Maintenance.............         53                   31                   ---                    4,757
  Property Management.................         21                   22                   ---                    3,746
  Utilities...........................          6                    1                   ---                    3,180
  Insurance...........................          9                    5                   ---                      397
  Other...............................        ---                  ---                   ---                      891
  General and Administrative..........        ---                  ---                   ---                    2,690
  Interest Expense....................        ---                  ---                  (435)                  20,886
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs.............................        ---                  ---                   ---                    1,380
  Depreciation and Other
    Amortization......................        ---                  ---                 1,494                   19,206
                                         --------               ------               -------                  -------
       Total Expenses.................        537                  253                 1,059                   74,805
                                         --------               ------               -------                  -------

  Income Before Disposition of
    Interest Rate Protection
    Agreements, Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item............      1,123                  533                (1,059)                  34,843
  Disposition of Interest Rate
    Protection Agreements.............        ---                  ---                   ---                    1,430
  Gain on Sales of Properties.........        ---                  ---                   ---                    3,999
                                         --------               ------               -------                  -------
  Income Before Minority Interest
    and Extraordinary Item............      1,123                  533                (1,059)                  40,272
  Income Allocated to Minority
    Interest..........................        ---                  ---                  (355)                  (2,305)
                                         --------               ------               -------                  -------
  Income Before Extraordinary
    Item..............................      1,123                  533                (1,414)                  37,967
                                         --------               ------               -------                  -------
  Preferred Stock Dividends...........        ---                  ---                (5,126)                  (8,491)
                                         --------               ------               -------                  -------
  Income Before Extraordinary
    Item Available to Common
    Shareholders......................   $  1,123               $  533               $(6,540)                 $29,476
                                         ========               ======               =======                  =======

  Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (30,080,434 as of June 30, 1997)..

  Pro Forma Income Before
    Extraordinary Item Per
    Weighted  Average Common
    Share Outstanding (30,080,434
    as of  June 30, 1997, pro forma)..                                                                        $   .98
                                                                                                              =======

                The accompanying notes are an integral part of
                      the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompany unaudited proforma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1997 through June 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No.1 dated February 12, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and the additional 33 properties (the "Punia Phase II Properties") to be acquired by September 30, 1997 (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997 and 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on this Form 8-K/A No. 2.

     The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical June 30, 1997 financial statements of the Company. The pro forma statement of operations for the six months ended June 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering") and the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C Preferred Stock Offering") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Company's results of operations would have been for the six months ended June 30, 1997 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Company.


2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - JUNE 30, 1997

 (a) The historical operations reflect the operations of the Company for the period January 1, 1997 through June 30, 1997 as reported on the Company's Form 10-Q/A No.1 dated August 26, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of June 30, 1997 or their respective acquisition dates.

 (f)  The historical operations reflect the operations of  the 1997
      Acquisition I Properties for the period January 1,   1997 through the
      earlier of June 30, 1997 or their respective acquisition dates.

 (g) In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering.

      The depreciation and amortization adjustments reflect the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties from January 1, 1997 through the earlier of their respective acquisition date or June 30, 1997.

      Income allocated to minority interest reflects income attributable to units in First Industrial, L.P. (the "Units") owned by unit holders other than the Company. The minority interest adjustment reflects an 11.99% minority interest for the six months ended June 30, 1997. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the Series B Preferred Stock Offering and the Series C Preferred Stock Offering as of January 1, 1996.

      The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                           First Industrial
                                               Realty             First Highland       Other Acquisition        Acquisition
                                             Trust, Inc.            Properties             Properties            Properties
                                            (Historical)           (Historical)           (Historical)          (Historical)
                                             Note 2 (a)             Note 2 (b)             Note 2 (c)              Note 2 (d)
                                           ----------------      ---------------       ------------------    ----------------
REVENUES:
  Rental Income......................       $  109,113             $   1,915            $    1,029            $    2,893
  Tenant Recoveries and
    Other Income.....................           30,942                   182                   218                   469
                                            ----------             ---------            ----------            ----------
      Total Revenues.................          140,055                 2,097                 1,247                 3,362
                                            ----------             ---------            ----------            ----------
EXPENSES:
  Real Estate Taxes..................           23,371                   213                   237                   519
  Repairs and Maintenance............            5,408                   134                    45                   139
  Property Management................            5,067                    86                    40                   109
  Utilities..........................            3,582                   189                    21                    68
  Insurance..........................              877                    28                    14                    44
  Other..............................              919                   ---                   ---                   ---
  General and Administrative.........            4,018                   ---                   ---                   ---
  Interest Expense...................           28,954                   ---                   ---                   ---
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs.........            3,286                   ---                   ---                   ---
  Depreciation and Other
    Amortization.....................           28,049                   ---                   ---                   ---
                                            ----------             ---------            ----------            ----------
      Total Expenses.................          103,531                   650                   357                   879
                                            ----------             ---------            ----------            ----------
  Income Before Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item...........           36,524                 1,447                   890                 2,483
  Gain on Sale of Properties.........            4,344                   ---                   ---                   ---
                                            ----------             ---------            ----------            ----------
  Income Before Minority Interest
    and Extraordinary Item...........           40,868                 1,447                   890                 2,483
  Income Allocated to Minority
    Interest.........................           (2,931)                  ---                   ---                   ---
                                            ----------             ---------            ----------            ----------
  Income Before Extraordinary
    Item.............................           37,937                 1,447                   890                 2,483
                                            ----------             ---------            ----------            ----------
  Preferred Stock Dividends .........           (3,919)                  ---                   ---                   ---
                                            ----------             ---------            ----------            ----------
  Income Before Extraordinary
    Item Available to Common
    Shareholders.....................       $   34,018             $   1,447            $      890            $    2,483
                                            ==========             =========            ==========            ==========
  Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (24,755,953 as of December
    31,1996).........................       $     1.37
  Pro Forma Income Before                   ==========
    Extraordinary Item Per
    Weighted Average Common
    Share Outstanding
    (29,890,106 as of
    December 31, 1996, pro
    forma)...........................


                                                1996                1997
                                            Acquisition          Acquisition
                                             Properties           Property
                                            (Historical)        (Historical)        Subtotal
                                             Note 2 (e)          Note 2 (f)       Carry Forward
                                           -------------       -------------     ---------------
REVENUES:
  Rental Income......................       $  7,601            $    948           $  123,499
  Tenant Recoveries and
    Other Income.....................            944                 210               32,965
                                            --------            ---------          ----------
      Total Revenues.................          8,545               1,158              156,464
                                            --------            ---------          ----------
EXPENSES:
  Real Estate Taxes..................          1,283                 167               25,790
  Repairs and Maintenance............            539                  62                6,327
  Property Management................            354                  30                5,686
  Utilities..........................             30                 135                4,025
  Insurance..........................             65                 ---                1,028
  Other..............................              2                 ---                  921
  General and Administrative.........            ---                 ---                4,018
  Interest Expense...................            ---                 ---               28,954
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs.........            ---                 ---                3,286
  Depreciation and Other
    Amortization.....................            ---                 ---               28,049
                                            --------            --------           ----------
      Total Expenses.................          2,273                 394              108,084
                                            --------            --------           ----------
  Income Before Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item...........          6,272                 764               48,380
  Gain on Sale of Properties.........            ---                 ---                4,344
                                            --------            --------           ----------
  Income Before Minority Interest
    and Extraordinary Item...........          6,272                 764               52,724
  Income Allocated to Minority
    Interest.........................            ---                 ---               (2,931)
                                            --------            --------           ----------
  Income Before Extraordinary
    Item.............................          6,272                 764               49,793
                                            --------            --------           ----------
  Preferred Stock Dividends .........            ---                 ---               (3,919)
                                            --------            --------           ----------
  Income Before Extraordinary
    Item Available to Common
    Shareholders.....................       $  6,272            $    764           $   45,874
                                            ========            ========           ==========
  Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (24,755,953 as of December
    31,1996).........................
  Pro Forma Income Before
    Extraordinary Item Per
    Weighted Average Common
    Share Outstanding
    (29,890,106 as of
    December 31, 1996, pro
    forma)...........................

                The accompanying notes are an integral part of
                      the pro forma financial statement

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                                                     Other 1997        1997
                                                             Lazarus Burman   Punia Acquisition     Acquisition    Acquisition I
                                                               Properties        Properties          Properties      Properties
                                             Subtotal         (Historical)      (Historical)        (Historical)    (Historical)
                                          Carry Forward        Note 2 (g)        Note 2 (h)          Note 2 (i)     Note  2 (j)
                                          --------------    ---------------   ------------------   --------------  --------------
REVENUES:
  Rental Income.......................       $123,499            $18,606          $10,448            $3,829           $1,451
  Tenant Recoveries and Other
    Income............................         32,965              4,636            2,668             1,089              648
                                             --------            -------          -------            ------           ------
      Total Revenues.................         156,464             23,242           13,116             4,918            2,099
                                             --------            -------          -------            ------           ------
EXPENSES:
  Real Estate Taxes...................         25,790              4,767            1,908             1,131              490
  Repairs and Maintenance.............          6,327              1,477              795               124              102
  Property Management.................          5,686                732              329                89               54
  Utilities...........................          4,025                959              586                27                7
  Insurance...........................          1,028                275              160                30               22
  Other...............................            921                457              218               ---              ---
  General and Administrative..........          4,018                ---              ---               ---              ---
  Interest Expense....................         28,954                ---              ---               ---              ---
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs..........          3,286                ---              ---               ---              ---
  Depreciation and Other
    Amortization......................         28,049                ---              ---               ---              ---
                                             --------            -------          -------            ------           ------
        Total Expenses................        108,084              8,667            3,996             1,401              675
                                             --------            -------          -------            ------           ------
  Income Before Gain on Sales
    of Properties, Minority
    Interest and Extraordinary
    Item .............................         48,380             14,575            9,120             3,517            1,424
  Gain on Sales of Properties.........          4,344                ---              ---               ---              ---
                                             --------            -------          -------            ------           ------
  Income Before Minority
    Interest and Extraordinary
    Item..............................         52,724             14,575            9,120             3,517            1,424
  Income Allocated to Minority
    Interest..........................         (2,931)               ---              ---               ---              ---
                                             --------            -------          -------            ------           ------
  Income Before Extraordinary
    Item..............................         49,793             14,575            9,120             3,517            1,424
                                             --------            -------          -------            ------           ------
  Preferred Stock Dividends...........         (3,919)               ---              ---               ---              ---
                                             --------            -------          -------            ------           ------
  Income Before Extraordinary
    Item Available to Common
    Shareholders......................       $ 45,874            $14,575          $ 9,120            $3,517           $1,424
                                             ========            =======          =======            ======           ======
  Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (24,755,953 as of December
    31, 1996).........................

  Pro Forma Income Before
    Extraordinary Item Per
    Weighted Average Common
    Share Outstanding
    (29,890,106 as of December
    31, 1996, pro forma)..............



                                                                        First
                                             Pro Forma                Industrial
                                            Adjustments           Realty  Trust, Inc.
                                             Note 2 (k)               Pro Forma
                                            ------------          -------------------
REVENUES:
  Rental Income.......................       $    ---                 $157,833
  Tenant Recoveries and Other
    Income............................            ---                   42,006
                                             --------                 --------
      Total Revenues.................             ---                  199,839
                                             --------                 --------
EXPENSES:
  Real Estate Taxes...................            ---                   34,086
  Repairs and Maintenance.............            ---                    8,825
  Property Management.................            ---                    6,890
  Utilities...........................            ---                    5,604
  Insurance...........................            ---                    1,515
  Other...............................            ---                    1,596
  General and Administrative..........            ---                    4,018
  Interest Expense....................          5,303                   34,257
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs..........            ---                    3,286
  Depreciation and Other
    Amortization......................          8,249                   36,298
                                             --------                 --------
        Total Expenses................         13,552                  136,375
                                             --------                 --------
  Income Before Gain on Sales
    of Properties, Minority
    Interest and Extraordinary
    Item .............................        (13,552)                  63,464
  Gain on Sales of Properties.........            ---                    4,344
                                             --------                 --------
  Income Before Minority
    Interest and Extraordinary
    Item..............................        (13,552)                  67,808
  Income Allocated to Minority
    Interest..........................         (3,398)                  (6,329)
                                             --------                 --------
  Income Before Extraordinary
    Item..............................        (16,950)                  61,479
                                             --------                 --------
  Preferred Stock Dividends...........        (13,063)                 (16,982)
                                             --------                 --------
  Income Before Extraordinary
    Item Available to Common
    Shareholders......................       $(30,013)                $ 44,497
                                             ========                 ========
  Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (24,755,953 as of December
    31, 1996).........................

  Pro Forma Income Before
    Extraordinary Item Per
    Weighted Average Common
    Share Outstanding
    (29,890,106 as of December
    31, 1996, pro forma)..............                                $   1.49
                                                                      ========

                The accompanying notes are an integral part of
                      the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial Realty Trust, Inc. and its subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

     The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1996 through December 31, 1996 and the acquisition of 28 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Company between January 1, 1996 and April 10, 1996 which were reported on Form 8-K/A No. 1 dated March 20, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and the additional 33 properties (the "Punia Phase II Properties") to be acquired by September 30, 1997 (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997 and 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on this form 8-K/A No. 2.

     The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 financial statements of the Company. The pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 shares of $.01 par value common stock issued on February 2, 1996 (the "February 1996 Equity Offering"), the 5,750,000 shares of $.01 par value common stock issued on October 25, 1996 (the "October 1996 Equity Offering"), the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering") and the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C Preferred Stock Offering") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Company's results of operations would have been for the year ended December 31, 1996 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Company.

2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1996 through December 31, 1996 as reported on the Company's Form 10-K dated March 27, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (e) The historical operations reflect the operations of the 1996 Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (f)  The historical operations reflect the operations of the 1997
      Acquisition Property for the period January 1, 1996 through December 31, 1996.

 (g) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1996 through December 31, 1996.

 (h) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (j)  The historical operations reflect the operations of the 1997
      Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

 (k) In connection with the First Highland Properties acquisition, the Company assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million ( the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

      In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans as if such indebtedness was outstanding beginning January 1, 1996.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Equity Offering.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at LIBOR plus 2%) for borrowings under the Company's $150 million secured revolving credit facility (the "1994 Acquisition Facility") or LIBOR plus 1.1% for borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Equity Offering.

      The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

      The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties and the 1997 Acquisition I Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996.

      Income allocated to minority interest reflects income attributable to units in First Industrial, L.P. (the "Units") owned by unitholders other than the Company. The minority interest adjustment reflects a 12.46% minority interest for the year ended December 31, 1996. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the February 1996 Equity Offering, the October 1996 Equity Offering, the Series B Preferred Stock Offering and the Series C Preferred Stock Offering as of January 1, 1996.

      The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              FIRST INDUSTRIAL REALTY TRUST, INC.




October 16, 1997              By:  /s/  Michael J. Havala
                                   --------------------------------------------
                                   Michael J. Havala
                                   Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX




Exhibit No.    Description
-----------    -----------
   23          Consent of Coopers & Lybrand L.L.P.,
               Independent Accountants